Securities And Exchange Commission

                           Washington, D.C.    20549


                               ________________

                                   FORM 8-K
                               ________________


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                               November 6, 1997

               DATE OF REPORT (Date of earliest event reported)


                            INGERSOLL-RAND COMPANY
            (Exact name of registrant as specified in its charter)


           NEW JERSEY                     1-985                 13-5156640

  (State or other jurisdiction       (Commission File         (IRS Employer
       of incorporation)                 Number)              Identification
                                                                 Number)



                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                   (Address of principal executive offices)


                                (201) 573-0123
             (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          Pursuant to the terms and conditions of a Selling Agency Agreement among Ingersoll-Rand Company (the "Registrant"), Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc. and J.P. Morgan Securities Inc., dated November 6, 1997, the Registrant will from time to time issue its Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Notes"), having an aggregate initial offering price of up to $750,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $750,000,000).


Item 7.   Exhibits
          --------

Exhibits:

Exhibit 1(a): Selling Agency Agreement dated November 6, 1997 among Ingersoll-Rand Company, Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc. and J.P. Morgan Securities Inc.

Exhibit 4(a): Forms of Fixed Rate and Floating Rate Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue, having an aggregate initial offering price of up to $750,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $750,000,000).

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INGERSOLL-RAND COMPANY
                                           (Registrant)


                                  By: /s/ Gerard V. Geraghty
                                      -------------------------
                                      Name: Gerard V. Geraghty
                                      Title: Vice President and Comptroller


Date:  November 6, 1997

                                 Exhibit Index

                             Exhibits to Form 8-K




Number in                                            Sequential
Exhibit Table                Exhibit                 Page Number
-------------                -------                 -----------
1(a)           Selling Agency Agreement dated
               November 6, 1997 among Ingersoll-
               Rand Company, Salomon Brothers Inc,
               Merrill Lynch Pierce, Fenner &
               Smith Incorporated, Chase
               Securities, Inc. and J.P. Morgan
               Securities Inc.

4(a)           Forms of Fixed Rate and Floating
               Rate Medium-Term Notes, Series B,
               Due Nine Months or More from Date
               of Issue, having an aggregate
               initial offering price of up to
               $750,000,000 (or such greater
               amount if Notes are issued at an
               original issue discount as shall
               result in aggregate gross proceeds
               to the Company of $750,000,000).

                                                                  Exhibit 1(a)

                                                                  Exhibit 4(a)